                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         This Agreement is made the 16th day of October, 2000, by and among Great Lakes of Michigan, LLC, a Minnesota limited liability company ("Great Lakes"), Lakes Gaming, Inc., a Minnesota corporation ("Lakes"), and the Pokagon Band of Potawatomi Indians (the "Band").

                              W I T N E S S E T H:

         WHEREAS, the Band and Lakes have entered into a Development Agreement dated as of July 8, 1999 (the "Development Agreement") and a Management Agreement dated as of July 8, 1999 (the "Management Agreement"; collectively, with the Development Agreement, the "Agreements"), pursuant to which the Band has engaged the Lakes to, among other things, assist the Band in the design, development, construction and management of a gambling casino and certain related amenities (as defined in the Development Agreement, the "Facility"); and

         WHEREAS, pursuant to the Development Agreement Lakes has agreed to make certain payments and advances to the Band, including without limitation the Transition Loan, the Lakes Development Loan and the Non-Gaming Land Acquisition Line of Credit (collectively the "Lakes Loans"), and the Scholarship Program Fee, and has agreed to perform development services with regard to the Facility, all on the terms set out in that Agreement; and

         WHEREAS, pursuant to the Management Agreement Lakes has agreed to manage the Facility on the terms set out in that Agreement; and

         WHEREAS, Lakes has informed the Band that it wishes to restructure its corporate organization by forming a first tier subsidiary, Lakes Gaming and Resorts, LLC, a Minnesota limited liability company ("LG&R"), to own the equity in second-tier subsidiaries, including Great Lakes, that will be engaged in gaming and gaming-related businesses, and to assign its rights and obligations under the Agreements to Great Lakes as set out in this Agreement (the "Restructuring"); and

         WHEREAS, in connection with such Restructuring Lakes has requested that the Band consent to (i) the assignment of Lakes' rights and obligations under the Agreements, the Lakes Loans and all related documentation, including without limitation the documents listed on the attached Schedule A (the "Related Documents"; collectively, with the Agreements and the Lake Loans, the "Obligations") to Great Lakes, and (ii) the release of Lakes as primary obligor under the Obligations, in exchange for the execution by Lakes and LG&R of unconditional guarantees of the obligations of Great Lakes under the Obligations; and

         WHEREAS, it is the intent of the parties that the Restructuring not affect or impair the Band's rights and remedies under the Obligations, other than the conversion of Lakes from primary obligor to unlimited guarantor;

         WHEREAS, under the Agreements Lakes cannot carry out such Restructuring without the Band's consent; and

         WHEREAS, the Band is willing to so consent, but only on the terms and conditions set out in this Agreement;

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       Recitals True. The above recitals are true.

2. Defined Terms. Capitalized terms used but not otherwise defined herein and defined in the Development Agreement or the Management Agreement shall have the same meaning herein as therein.

3. Assignment of Lakes' Rights Under the Obligations. Lakes grants, bargains, sells, conveys, assigns and transfers to Great Lakes, without recourse, all of Lakes's right, title and interest, legal and equitable, in, to and under the Obligations.

4. Transfer of Lakes Notes. Lakes agrees to endorse the Lakes Notes in favor of Great Lakes. Great Lakes agrees that it is the assignee of the Lakes Notes, but not a holder in due course.

5. Assignment of Account. Lakes hereby assigns and transfers to Great Lakes all rights of Lakes in and to the Account and all cash, financial assets and investment property in the Account, subject to the Band's first perfected security interest, and agrees that the Account shall secure all obligations of Great Lakes and Lakes to the Band in accordance with the terms of the Pledge and Security Agreement and the Control Agreement.

6. Assumption of Obligations. Great Lakes accepts assignment of Lakes' rights and obligations under the Obligations. Great Lakes assumes and agrees to perform and discharge all of the obligations and liabilities of Lakes arising under or relating to the Obligations in accordance with the terms thereof, as if

         Great Lakes had originally been a party thereto. The liabilities so assumed by Great Lakes include any obligations or liabilities of Lakes which have accrued under the Obligations as of the date hereof, as well as those subsequently accruing. All references to Lakes in the Obligations shall, except as set out in ss. 10 or in a certain Amendment of Account Control Agreement or Amendment to Pledge and Security Agreement of near or even date, be deemed to refer to Great Lakes.

7. Band Consent. The Band consents to this Assignment, recognizes Great Lakes as a substituted party under the Obligations, and agrees that Great Lakes shall be a party to such Obligations to the same extent as if Great Lakes had originally been a party thereto; without prejudice, however, to Lakes' continued obligations to the Band under the Obligations as provided in ss. 10, under its Guaranty, the Account Control Agreement, as amended, the Amendment to Pledge and Security Agreement, as amended, and under this Agreement.

8. Release of Lakes. The Band releases and forever discharges Lakes of any and all liabilities or obligations under the Obligations except as specifically set out in ss. 10 below, and except as provided in ss. 10 agrees to look solely to Great Lakes for performance of all obligations of Lakes under the Obligations; conditioned on, however, the execution by Lakes and LG&R of the unlimited guarantee attached hereto as Exhibit B (the "Guarantee"), and without prejudice to the Band's rights under such Guarantee, under the provisions of the Obligations specified in ss. 10, or under this Agreement.

9. Release of the Band. Lakes agrees that, given the assignment of its rights under the Obligations to Great Lakes, Lakes has and shall have no claims against the Band under or relating to such Obligations; reserving, however, any rights or remedies, if any, which (a) Lakes may now have or may in the future acquire under the Indemnity Agreement referred to in ss. 10(b) below, (b) Lakes may in the future acquire under the specific provisions of the Obligations described in ss. 10(c), or (c) Lakes or LG&R may have under this Agreement or the Guarantee.

10. Lakes Continuing Obligations. Notwithstanding any other provision of this Agreement:

         a. Lakes shall continue to be bound by, and shall remain subject to and (where applicable) liable for breach of, the following provisions of the


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

                  Obligations, and any reference to Lakes in such provisions (whether in its own name or as Manager) shall be deemed to be references to each of Lakes and Great Lakes. The reference to captions is for convenience only, and does not substitute for or affect the terms of the indicated sections.

         AGREEMENT                  SECTION          CAPTION

Development Agreement               1.1              Definition of Insider

                                    1.1              Definition of Lakes Internal Expenses

                                    1.1              Definition of Limited Recourse

                                    1.1              Definition of Material Adverse Change

                                    1.1              Definition of NIGC Approval

                                    2.1.1            Option

                                    2.3              Confidentiality

                                    2.4              Assignment of Other Options

                                    10.4             Non-Competition

                                    10.5(c)          Change of Control; provided that in the second paragraph of that subsection the term "Lakes" shall not include Great Lakes as to clauses II, III and IV.

                                    10.6             Restrictions on Collateral Development

                                    11.3             Representations and Warranties of Lakes

                                    11.4             Lakes Covenants

                                    12.2             Events of Defaults by Lakes

                                    13.5             Band Right to Terminate for Material Adverse

                                                     Change

                                    14.2             Arbitration

                                    14.3             Limitation of Actions
                                    14.5(i)(C),

                                      (D) and (E)    Liquidated Damages Payable by Lakes

                                    14.6             Lakes Continuing Obligations

                                    14.9             Fees not Damages

                                    15.13            Confidentiality

Management Agreement                2                Definition of Affiliate

                                    2                Definition of Gross Revenues

                                    2                Definition of Insider

                                    2                Definition of Limited Recourse

                                    2                Definition of Manager's Internal Expenses

                                    2                Definition of NIGC Approval

                                    3.5              Manager Compliance with Law; Licenses

                                    4.2.2            Compliance with Band Ordinances

                                    4.6              No Manager Internal Expenses; Limitation on
                                                     Manager Payments

                                    4.8              Employee Background Checks

                                    9.3              Non-Competition

                                    9.4.3            Change of Control; provided that in the second paragraph of that subsection the term "Lakes" shall only include Great Lakes as to

                                                     clause I of the definition of Change of Control, and shall not include Great
                                                     Lakes as to clauses II, III and IV.

                                    9.5              Restrictions on Collateral Development

                                    10.3             Representations and Warranties of Manager

                                    10.4             Manager Covenants

                                    10.5             No Liens

                                    10.7             Authority to Execute and Perform Agreement

                                    10.8             Brokerage

                                    11.2             Events of Default by Manager

                                    12.5             Band Right to Terminate for Material Adverse Change

                                    12.6             Termination if Manager License Withdrawn or on Conviction

                                    13.2             Arbitration

                                    13.3             Limitation of Actions

                                    13.6             Manager Continuing Obligations

                                    13.10            No Setoff

                                    13.11            Indemnification on Termination

                                    13.12            Fees not Damages

                                    15.2             Warranties

                                    15.3             Disclosure Amendments

                                    15.4             Breach of Manager's Warranties and Agreements

                                    18.4             Further Actions

                                    18.15            Confidential and Proprietary Information

                                    18.19            Government Savings Clause

         b. Lakes shall continue to be a Hazardous Waste Indemnitee under ss. 4 of the Indemnity Agreement between the Band and Lakes dated March 10, 2000 and shall have the benefit of, and be bound by, ss.ss. 4, 6, 7, 8, 9 and 10 of that Indemnity Agreement.

         c. Lakes shall continue to have the benefit of its right and remedies, if any, under the following provisions of the
                  Agreements:

AGREEMENT                                   SECTION                   CAPTION

Development Agreement                       10.3                      Indiana Casino

                                            11.1                       Representations and Warranties of the Band

                                            12.3                       Right to Cure

                                            13.5                       Band Right to Terminate for Material Adverse Change

                                            14.8                       Remedies; provided that the remedies of Lakes shall be
                                                                       limited to claims for breach of its retained rights under
                                                                       this ss. 10(c).

                                            15.4                       Notice

                                            15.7                       Waiver

                                            15.10                      Survival of Covenants

                                            15.12                      Periods of Time; Time of the Essence

                                            15.13                      Confidential and Proprietary

                                                                       Information


                                            15.18(a)                   Consent - Band; provided that the rights of Lakes under
                                                                       this subsection shall be limited to claims relating to
                                                                       consent of the Band with regard to sections specified in
                                                                       this ss. 10(c).

Management Agreement
                                             9.2                       Indiana Casino

                                            10.1                       Representations and Warranties of the Band

                                            11.3                       Right to Cure

                                            12.5                       Band Right to Terminate for Material Adverse Change

                                            13.8                       Remedies; provided that the remedies of Lakes shall be
                                                                       limited to claims for breach of its retained rights under
                                                                       this ss. 10(c).

                                            13.11(ii)                  Indemnity of Manager by Band, provided that such indemnity shall be limited to claims relating to the period prior to the date of this Agreement.

                                            14.1                       Consents and Approvals - Band; provided that the rights of
                                                                       Lakes under this subsection shall be limited to claims
                                                                       relating to consent of the Band with regard to sections
                                                                       specified in this ss. 10(c).

                                            18.2                       Notice

                                            18.5                       Waiver

                                            18.10                      Survival of Covenants

                                            18.12                      Periods of Time; Time of the Essence

                                            18.15                      Confidential  and Proprietary Information

         d. Lakes and Great Lakes shall both be parties to, and bound by, the Account Control Agreement, as amended, and the Amendment to Pledge and Security Agreement, as amended,

11. Sovereign Immunity. Lakes agrees that all claims and causes of action it may in the future have against the Band, whether at law, in tort or otherwise, shall be subject to the Band's sovereign immunity, unless specifically waived by the Band in writing after the date of this Agreement or, as to disputes under this Agreement or as to sections specified in ss.10, as provided in ss.19 of this Agreement. Lakes shall, upon the execution of this Agreement, no longer have the benefit of any limited waiver of sovereign immunity provided in the Obligations. Nothing in this Agreement waives or prejudices any rights Lakes or LG&R may have under the terms of their Guaranty, or affects any limited waiver of sovereign immunity in such Guaranty.

12.      Covenants and Representations of Lakes and Great Lakes

         a. Great Lakes is, and at all times during the Term of the Development Agreement and the Term of the Management Agreement shall be, the wholly owned subsidiary of LG&R, which in turn is and shall remain during such Terms the wholly owned subsidiary of Lakes.

         b. The Chief Manager and Chief Financial Manager of Great Lakes are, and at all times during the Term of the Development Agreement and the Term of the Management Agreement shall be, the Chief Executive Officer and Treasurer, respectively, of Lakes.

         c. Lyle Berman is and at all times during the Term of the Development Agreement and the Term of the Management Agreement shall be the Chief Manager of Great Lakes, unless (i) Mr. Berman dies or becomes disabled, or (ii) Mr. Berman is replaced as Chief Executive Officer of Lakes with the consent of the Band as provided in ss. 10.5(c) of the Development Agreement. In the event of such replacement, Mr.

                  Berman's replacement as approved by the Band shall be the Chief Manager of Great Lakes.

         d. Great Lakes is a duly organized Minnesota limited liability company.

         e. This Agreement constitutes the legal, valid and binding obligation of Great Lakes and Lakes, and is fully enforceable in accordance with its terms.

         f. The Obligations constitute the legal, valid and binding obligation of Great Lakes, and are fully enforceable in accordance with their terms.

         g. Neither the execution or delivery of this Agreement nor fulfillment of or compliance with the terms and provisions hereof, will conflict with, or result in a breach of the terms, conditions or provisions of, constitute a default under or result in the creation of any lien, charge or encumbrance upon any property or assets of Lakes or Great Lakes under any agreement or instrument to which either of them is now a party or by which either of them is or may in the future be bound.

         h. The fulfillment of and compliance with the terms and provisions of the Obligations will not conflict with, result in a breach of the terms, conditions or provisions of, constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of Great Lakes under any agreement or instrument to which it is now a party or by which it is or may in the future be bound.

         i. The Band has, and shall have until the termination of the Pledge Agreement in accordance with ss. 12 thereof, a first perfected security interest in the Account.

13. Amendment of Related Documents. The following Related Documents shall be amended as provided in the indicated exhibits:

         a.       Account Control Agreement (Exhibit C)

         b.       Pledge and Security Agreement (Exhibit D)

                  i.       UCC-1 Financing Statements

                           (1)      Minnesota Secretary of State (Exhibit E-1)

                           (2)      Michigan Secretary of State (Exhibit E-2)

                  ii.      UCC-3 Financing Statements

                           (1)      Minnesota Secretary of State (Exhibit E-3)

                           (2)      Michigan Secretary of State (Exhibit E-4)

         c.       Assignment of Mortgage (Exhibit F)

14. Further Assurances. From time to time hereafter, Lakes, Great Lakes and/or the Band will execute and deliver, or will cause to be executed and delivered, such additional instruments, certificates or documents, and will take all such actions, as may reasonably be requested by the other party or parties, for the purpose of implementing or effectuating the provisions of this Agreement.

15. Governing Law; Severability. This Agreement shall be interpreted in accordance with the law of Michigan. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provisions of this Agreement shall be prohibited by, unenforceable or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition, unenforceability or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

16. Amendments, Assignments, Etc. Any provision of this Agreement may be amended if, but only if, such amendment is in writing and is signed by each of the parties hereto. No modification shall be implied from course of conduct. Great Lakes may not further assign its rights and obligations hereunder and under the Obligations without the written consent of the Band.

17. Gender and Number; Counterparts. Whenever the context so requires the masculine gender shall include the feminine and/or neuter and the singular number shall include the plural, and conversely in each case. This Agreement may be executed in separate counterparts and said counterparts shall be deemed to constitute one binding document.

18. Notices. Great Lakes agrees that any notice or demand upon it shall be deemed to be sufficiently given or served if it is in writing and is personally served or in lieu of personal service is mailed by first class certified mail, postage prepaid, or be overnight mail or courier service, addressed to Great Lakes at the address of Lakes and with copies as set forth in Section
         15.4 of the Development Agreement. Notice to the Band shall be given as provided in Section 15.4 of the Development Agreement. Any notice or demand so mailed shall be deemed received on the date of actual receipt, on the third business day following mailing as herein set forth or one day following delivery to a courier service, whichever first occurs.

19. Arbitration; Limited Waiver of Sovereign Immunity. Any disputes under this Agreement or under the sections of the Agreements specified in ss.10 shall be subject to arbitration as provided in ss.14.2 of the Development Agreement; provided that any demand for arbitration shall be made within 30 days after a notice of default, denominated as such, is given under this Agreement. The Band's limited waiver of sovereign immunity in ss.ss.14.1 and 14.3 of the Development Agreement shall apply to this Agreement; provided that the liability of the Band under any judgment shall always be Limited Recourse, and in no instance shall any enforcement of any kind whatsoever be allowed against any assets of the Band other than the limited assets of the Band specified in Section 14.3(i) of the Development Agreement.

20. Ratification. Great Lakes and the Band, and Lakes (to the extent provided in ss.10) each ratify and confirm the Obligations.

21. Interpretation. This Agreement, the related amendments to a Pledge and Security Agreement and Account Control Agreement (the "Amendments") and the Obligations shall be interpreted in favor of the Band so as to ensure for the Band the full benefit of its rights, powers and remedies under the Obligations notwithstanding the Restructuring, this Agreement and the Amendments; and to fully implement the intent of the parties that the Restructuring, this Agreement and the Amendments not affect or impair the Band's rights, powers and remedies under the Obligations, other than the conversion of Lakes from primary obligor to unlimited guarantor.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed as of the day first above written.

WITNESS:
                                          GREAT LAKES OF MICHIGAN, LLC


                                                                  BY:
                                          NAME: Timothy J. Cope
                                          ITS: Chief Financial Officer

                                          LAKES GAMING, INC.


                                                                  BY:
                                          NAME:  Timothy J. Cope
                                          ITS: Chief Financial Officer



                                          THE POKAGON BAND OF POTAWATOMI
                                          INDIANS


By:
   ------------------------------------
                                          Its: Council Chairman




                                       By:
                                          -------------------------------------
                                          Its: Secretary


Seen and agreed:



                                          LAKES GAMING AND RESORTS, LLC


                                                                  BY:
                                          NAME:  Timothy J. Cope
                                          ITS: Chief Financial Officer

                                   SCHEDULE A
                                       TO
                       ASSIGNMENT AND ASSUMPTION AGREEMENT


1. Development Agreement between the Pokagon Band of Potawatami Indians (the "Band") and Lakes Gaming, Inc. ("Lakes") dated July 8, 1999.

2.       Management Agreement between the Band and Lakes dated July 8, 1999.

3. Account Control Agreement by and among the Band, Lakes and Firstar Bank of Minnesota, N.A. dated July 8, 1999.

4. Pledge and Security Agreement by and between Lakes and the Band dated July 8, 1999.

5. Transition Loan Note dated July 8, 1999 made payable by the Band to the order of Lakes in the original principal amount of $7,500,000.

6. Lakes Note dated July 8, 1999 made payable by the Band to the order of Lakes in the original principal amount of $43,000,000.

7. Non-Gaming Land Acquisition Line of Credit Agreement dated July 8, 1999 by and between the Band and Lakes.

8. Guaranty by Pokagon Properties, LLC ("Pokagon Properties") in favor of Lakes dated March 9, 2000.

9. Mortgage covering properties in Berrien County, Michigan dated March 9, 2000 executed by Pokagon Properties in favor of Lakes, as amended.

10. Mortgage covering properties in VanBuren County, Michigan dated March 9, 2000 executed by Pokagon Properties in favor of Lakes, as amended.

11. Mortgage covering properties in Cass County, Michigan dated September 25, 2000 executed by Pokagon Properties in favor of Lakes.